UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On February 24, 2022, the Executive Compensation Committee (the “Committee”) of the Board of Directors of Albemarle Corporation (the “Company”) adopted revised forms of Restricted Stock Unit Award Agreement, Adjusted ROIC Performance Unit Award Agreement, TSR Performance Unit Award Agreement, Stock Option Grant Agreement, and Special Restricted Stock Unit Award Agreement under the Company’s 2017 Incentive Plan. The forms of agreements are filed as exhibits to this Current Report on Form 8-K.

The awards granted to Ms. Karen G. Narwold, Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary, as part of her 2022 compensation package include special conditions upon a “Qualifying Termination Event.” Upon a Qualifying Termination Event (as defined in each of the respective award agreements) occurring after March 31, 2023, Ms. Narwold’s 2022 awards of Restricted Stock Units and Stock Options will become non-forfeitable. In addition, Ms. Narwold will remain eligible to earn in the full amount of her 2022 awards of Adjusted ROIC Performance Units and TSR Performance Units as of the time the Committee makes its determination as to what level of the performance goals associated with such awards have been met.

The awards granted to Mr. J. Kent Masters, Chairman, President and Chief Executive Officer, as part of his 2022 compensation package include certain special conditions. Mr. Masters’s 2022 awards of Restricted Stock Units and Stock Options granted in accordance with his Executive Employment Agreement, dated April 20, 2020 (“Employment Agreement”), shall be governed by Section 4(f) of his Employment Agreement and shall become non-forfeitable in accordance with such terms. Mr. Masters’s 2022 compensation includes incremental awards of Restricted Stock Units and Stock Options, which have been granted for merit, two-thirds of which will become non-forfeitable on December 31, 2023 and one-third of which will become non-forfeitable on December 31, 2024, provided in each case that Mr. Masters continues to be employed by the Company on such dates. In addition, Mr. Masters will remain eligible to earn Adjusted ROIC Performance Units and TSR Performance Units in the same proportions as his incremental merit awards, as of the time the Committee makes its determination as to what level of the performance goals associated with such awards have been met.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Exhibit
#10.1	Form of Restricted Stock Unit Award Agreement
#10.2	Form of Adjusted ROIC Performance Unit Award Agreement
#10.3	Form of TSR Performance Unit Award Agreement
#10.4	Form of Stock Option Grant Agreement
#10.5	Form of Special Restricted Stock Unit Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date:	February 28, 2022	By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer and General Counsel